Exhibit 99.1 Corporate Presentation August 2022

Cautionary Notes Forward Looking Statements - Certain statements in this presentation may be considered forward-looking statements, including statements with respect to the Company’s outlook and expectations relating to the Company’s technology roadmap and the timing and performance thereof including expectations for the anticipated launch of the Company’s 84-qubit system 336-qubit system, 1,000+ qubit system, and 4,000+ qubit system; expectations relating to the potential applications of quantum computing, including the ability of quantum computing to solve problems; expectations with respect to quantum computing being the next frontier in quantum computing and the fountainhead of industry progress and innovation and the potential power of a quantum computer; expectations with respect to potential market opportunity for quantum computing; and expectations relating to growth of the business, including with respect to future potential government and commercial contracts, partners, development activities and expansion of QCaaS. Forward-looking statements generally relate to future events and can be identiﬁed by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “milestone,” “outlook,” “guidance,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to diﬀer materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Rigetti and its management, are inherently uncertain. Factors that may cause actual results to diﬀer materially from current expectations include, but are not limited to: Rigetti’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of Rigetti to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of Rigetti to obtain government contracts and the availability of government funding; the ability of Rigetti to expand its QCaaS business; the success of Rigetti’s partnerships and collaborations; Rigetti’s ability to accelerate expected use of proceeds from the Company’s past and future ﬁnancings or other capital; its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against Rigetti or others; the ability to meet stock exchange listing standards; the risk that the business combination disrupts current plans and operations of Rigetti; the ability to recognize the anticipated beneﬁts of the business combination, which may be aﬀected by, among other things, competition, the ability of Rigetti to grow and manage growth proﬁtably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the business combination and operating as a public company; changes in applicable laws or regulations; the possibility that Rigetti may be adversely aﬀected by other economic, business, or competitive factors; Rigetti’s estimates of expenses and proﬁtability; the evolution of the markets in which Rigetti competes; the ability of Rigetti to execute on its technology roadmap; the ability of Rigetti to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the impact of the COVID-19 pandemic on Rigetti’s business; the suﬃciency of Rigetti’s cash resources; unfavorable conditions in Rigetti’s industry, the global economy or global supply chain, including ﬁnancial and credit market ﬂuctuations and uncertainty, rising inﬂation, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conﬂict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-Q for the three months ended June 30, 2022, ﬁled with the Securities and Exchange Commission (the “SEC”) on August 11, 2022, and other documents ﬁled by the Company from time to time with the SEC. These ﬁlings identify and address other important risks and uncertainties that could cause actual events and results to diﬀer materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. 2 2

Cautionary Notes Use of Non-GAAP Financial Metrics and Other Key Financial Metrics – To supplement Rigetti’s ﬁnancial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP ﬁnancial measures in this presentation. In particular, the Company presents Adjusted EBITDA, which excludes from GAAP reported net loss certain items as detailed in the reconciliation tables included at the end of this presentation. The Company believes that Adjusted EBITDA can provide a useful measure for period-to-period comparisons of its business as it removes the impact of certain non-cash items and certain variable charges. The Company believes that this non-GAAP ﬁnancial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that this non-GAAP ﬁnancial measure, when considered together with the Company’s ﬁnancial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the Company’s results from period to period and to identify operating trends in the Company’s business. The Company’s management also regularly uses this non-GAAP ﬁnancial measure internally to understand, manage and evaluate the Company’s business and to make operating decisions. Because this non-GAAP ﬁnancial measure is an important internal measurement for the Company’s management, the Company also believes that this non-GAAP ﬁnancial measure is useful to investors and analysts since it allows for greater transparency with respect to key ﬁnancial metrics the Company uses in assessing its own operating performance and making operating decisions. This non-GAAP ﬁnancial measure is not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company’s consolidated ﬁnancial statements prepared in accordance with GAAP; has no standardized meaning prescribed by GAAP; and is not prepared under any comprehensive set of accounting rules or principles in the reconciliation tables that follow. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP ﬁnancial measures; and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP ﬁnancial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP ﬁnancial measures. Because of the non-standardized deﬁnitions of non-GAAP ﬁnancial measures, the non-GAAP ﬁnancial measure as used by the Company in this presentation and the accompanying tables has limits in its usefulness to investors and may be calculated diﬀerently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. Use of Data - Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Rigetti has not independently veriﬁed the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. References in this presentation to our “partners” or “partnerships” with technology companies, governmental entities, universities or others do not denote that our relationship with any such party is in a legal partnership form, but rather is a generic reference to our contractual relationship with such party. Trademarks - This presentation contains trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. 3

Mission: Build the world’s most powerful computers to help solve humanity’s most important and pressing problems. 4

Pioneers and Innovators in Quantum Rigetti Computing Investment Highlights ✔ World-changing potential ✔ Cutting-edge technology ✔ Top-tier partners ✔ Pioneering leadership 5

World-changing Potential: Over the next decade, we believe one quantum computer has the potential to be more powerful than the entire current global cloud. 6

Harnessing nature’s operating system unlocks opportunity for exponential computational power Classical Bits Quantum Bits (Binary) (Qubits) Either 0 or 1 Both 0 and 1 at the same time Computing power doubles with Computing power scales linearly each additional qubit with each additional bit Solves problems by evaluating Solves problems by evaluating solutions simultaneously solutions sequentially 7

We believe quantum is the next frontier in computational power Performance of classical processors since 1980 Diminishing returns Amdahl’s “Moore’s Law has ﬁnished.” Law 2x / 20 yrs End of - Jensen Huang, 2019 (3% / yr) CEO, NVIDIA Dennard 2x / 6 yrs scaling (12% / yr) Multicore 2x / 3.5 yrs (23% / yr) “Moore’s Law is dead. RISC Moore’s Law is over.” CISC 2x / 1.5 yrs - Mike Muller, 2018 (52% / yr) CTO, ARM 2x / 2.5 yrs (22% / yr) 1980 1985 1990 1995 2000 2005 2010 2015 Note CISC = Complex Instruction Set Computer. RISC = Reduced Instruction Set Computer Source Equity Research, Press, “Beyond Moore’s Law with Parallel Processing & Heterogeneous SoCs.” Embedded Computing Design, 1 Mar. 2021. 8 Processor performance

Solving today’s challenges requires the computational power of tomorrow. Copyright Rigetti Computing 2022 9

Computer Vision Potential to Computational Fluid Dynamics Hypersonic Simulation unlock solutions to the most In-silico Drug Discovery Artiﬁcial Intelligence pressing and important problems while creating Climate Simulation Portfolio Optimization unimagined opportunities Cybersecurity Supply Chain Optimization Energy Distribution Investment Risk Mitigation 10

Large untapped opportunity for quantum computers that meet requirements for practical workloads



$850B
$120B
$40B
Forecasted Quantum Computing Generated Operating Income[1,2]
Current Cloud HW Market[3]
Current HPC Market[4]

Requirements for practical workloads

- **Scale: >1,000 qubits**
- **Error Rates: < 0.5%**
- **Clock Speed: >1 MHz**
- **Fully Programmable & Universal** (run general quantum algorithms)
- **Manufacturable**
- **Co-processor** (can be used alongside traditional computers)
- **Delivered over the cloud**

rigetti

1 Langione et al., "Where Will Quantum computers Create Value - and When?" Boston Consulting Group, May 2019. 2 Hazan et al., "The Next Tech Revolution: Quantum Computing," McKinsey & Company, March 2020. 3 "Gartner Says Four Trends Are Shaping the Future of Public Cloud," Press Release, Gartner, Inc., August 2, 2021. 4 "High-Performance computing (HPC) Market By Component (Solutions, Services), By Deployment (Cloud-based, On-premises), By Application (Healthcare, gaming, Retail, BFSI, Government, Manufacturing, Education, Transportation, Others) and By Region, Forecast to 2028." Emergen Research, April 2021.

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Pioneers in Hybrid Computing We believe the most powerful computers of tomorrow will leverage quantum processors as accelerators, in a hybrid quantum-classical computing architecture. 12

Rigetti Quantum Cloud Services (QCS™)

Weaving quantum into the fabric of the cloud


Enterprise
Government
Startups
Academia
Cirq
Qiskit
rigetti PyQuil
Jupyter
APIs & SDKs
aws
Azure
STRANGEWORKS
Partner Quantum Services
OAK RIDGE
Fermilab
Partner HPC
Partner Cloud Services
Customer Hybrid Cloud
Rigetti hybrid co-processing[1,2]
AMPERE
Rigetti quantum computing systems

1 Smith, Robert S., et al. "A Practical Quantum Instruction Set Architecture." *Arxiv:1608.03355 [Quant-Ph]*, Feb. 2017. *arxiv.org*. 2 U.S. Patents 10,127,499, 10,402,743, 10,650,324, 10,956,830 and patents pending


Production quantum computing system integrated with QCS

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Cutting-edge Technology: We utilize a full-stack strategy, proprietary chip architecture, and a leading quantum modality - superconducting. 14

World’s ﬁrst dedicated quantum fab Foundation of cutting-edge R&D infrastructure Provides: • Means of quantum chip innovation and production • Critical advantages in cycle time, testing infrastructure, and supply chain • Attractive value proposition for partnering with academia and government 15

Pioneering Leadership: Track record of reaching key industry milestones ﬁrst through rapid innovation and focused partnerships. 16

Roadmap progress drives value creation

2013 — Rigetti & Co, Inc. founded as the **first universal pure-play quantum computing company**

2014 — Patented **hybrid quantum-classical** co-processor architecture

2015 — Established compute **facility** in Berkeley, CA

2016 — Rigetti's Fab-1 commissioned as first dedicated **quantum chip fabrication facility**

2017 — Rigetti deploys **quantum computer over the cloud**

2019 — **32-qubit system** launched on **Amazon Web Services**

2021 — **First scalable quantum chip** demonstrated based on Rigetti proprietary modular architecture

2022 — Commercial availability of **Aspen-M 80-qubit system**, the largest quantum computer on AWS

2013 — 2014 — 2015 — 2016 — 2017 — 2018 — 2019 — 2020 — 2021 — 2022

Rigetti 3Q



Rigetti 4Q & 8Q



Rigetti 16Q



Rigetti 32/40Q



Rigetti 80Q



rigetti

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Key expected milestones for 2023 & beyond* Late 2023 Late 2025 In or After 2027 2023 84 qubits 336 qubits 1000+ qubits 4000+ qubits Single chip Multi-chip Multi-chip Multi-chip Expected to introduce next-gen Expected to leverage 84Q single-chip Expected to scale high-performance, multi-chip chip designed for higher ﬁdelities processor as tiling unit for next-gen approach demonstrated in 336Q and increased qubit connectivity multi-chip architecture *Reﬂects Rigetti’s expectations and are subject to the the inherent risks and uncertainties in providing such projections. Please refer to “Forward-look Statements” at the beginning of this presentation for factors that may cause actual results to be materially diﬀerent than expectations. 18 18

We view the quantum chip as the fountainhead of industry progress and innovation. Copyright Rigetti Computing 2022 19

Scale: proprietary modular chip architecture eliminates key scaling roadblocks Typical Quantum Chip Proprietary Quantum Chip Single-chip processors Large-scale processors built from identical tiles ● Modular, manufacturable, & scalable ● Entire re-design with each generation ● World’s ﬁrst multi-chip processor ● Component yield requirements increase exponentially with qubit count ● Aspen-M 80Q processor available on QCS and ● Scaling is slow and expensive AWS Braket 20 20

Fidelity: Rigetti gate ﬁdelities as high as 99.5% ● In February 2022, Rigetti demonstrated two qubit gate ﬁdelities as high as 99.5% and a median ﬁdelity of 99.2%. ● 99.5% ﬁdelities exceed what is believed to be a key threshold for commercial quantum computing. ● Measurements were conducted internally on Rigetti’s 9-qubit test device with next-generation chip architecture. ● We continue to see two qubit gate ﬁdelities around 99% on test devices. 21 21

Speed: Achieved 4.5x increase on CLOPs[1] since February



Aspen-M (80 qubits)2
Aspen-11 (40 qubits)
CLOPS demonstrated (100 shots)
5000
4000
3000
2000
1000
0
4082
4024
892
844
February '22
August '22

CLOPS[1], or circuit layer operations per second, characterizes quantum processing speeds inclusive of gate speeds, reprogrammability, and co-processing capabilities, among other factors.

1 CLOPS is calculated as M × K × S × D / time taken where: M = number of templates = 100; K = number of parameter updates = 10; S = number of shots = 100; and D = number of QV layers = log2 QV. To Rigetti's knowledge, CLOPS as a speed test has not been investigated or verified by any independent third party. In addition, while Rigetti applied the above formula in testing the speed of Aspen-M-2 and Aspen-11, there is no guarantee that Rigetti applied the test in the same way as IBM and, as a result, any variability in the application of the test as between Rigetti, IBM or others in the industry that may apply CLOPS in the future could render CLOPS scores incomparable and actual relative performance may materially differ from reported results. Other than IBM, others in the industry have not announced CLOPS as a speed test. As a result, the speed of other competitors as measured by CLOPS is not currently known. In addition, the solution accuracy provided by quantum computers is another key factor, and a quantum computer that may be slower may be preferable to users if it provides a more accurate answer for certain applications. Moreover, the relative leads reflected by speed tests such as CLOPS can change as new generations of quantum computers are introduced by industry participants and, consequently, any advantages cannot be considered permanent and can be expected to change from time to time. Current CLOPS tests may not be indicative of the results of future tests.

2 The February 2022, 80-qubit demonstration was conducted on Aspen-M-1, and the August 2022, 80-qubit demonstration was conducted on on Aspen-M-2. The February 2022 and August 2022 40-qubit demonstrations were both conducted on Aspen-11.

rigetti

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Robust IP portfolio: 152 patents and applications Quantum computing systems, software & access 1 Rigetti IP Portfolio Areas: Algorithms & applications for problem solving Quantum processor hardware Chip design & fabrication 1 Includes patents issued and pending - 55 US & 6 European patents have been granted; 91 patents are pending. 23

Top-Tier Customers and Partners: We work with renowned public and private organizations in pursuit of solving high-impact, real-world problems with quantum. 24

Rigetti’s technical leadership is recognized for excellence by its partners and customers Rigetti is the lead industry partner of a US Quantum Information Research Center Superconducting Quantum Materials and Systems Center: ● One of ﬁve national DOE QIS Research Centers ● Five-year, $115M eﬀort ● 20 partner institutions with 80+ experts from academia, industry, and government Collaborations accelerate the path to advantage: 25 25

Opportunity for breakthrough advances in life sciences Select life science partners: Problem Developing treatments for leading causes of illness requires understanding the biochemical properties of potential 1 therapies. Constraint Exact modeling of molecular and materials properties grows exponentially with each added atom. Potential Quantum Solution Direct quantum simulations may better predict properties, enabling candidate therapies to reach market faster. 1 Langione, Matt. “The Promise of Quantum Computers.” TED. 26 26

Opportunity for faster financial market insights

Select financial application partners:

standard chartered

Nasdaq

UK Research and Innovation



Problem
Optimizing investment positions and pricing decisions depends on accurate quantitative models that can swiftly respond to changing market conditions.

Constraint
Realistic models incorporating available data can be too slow and expensive to inform real-time decision making.

Potential Quantum Solution
Quantum enhanced machine learning and Monte Carlo simulation[1,2] may yield quantitative insights in a fraction of the time, allowing faster responses to market changes.

1 "Goldman Sachs predicts quantum computing 5 years away from use in markets." *Financial Times*, 29 Apr. 2021.
2 Giurgica-Tiron, Tudor, et al. "Low Depth Algorithms for Quantum Amplitude Estimation." ArXiv:2012.03348 [Quant-Ph], Dec. 2020. arXiv.org.

rigetti

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Pioneers and Innovators in Quantum Rigetti Computing Investment Highlights ✔ World-changing potential ✔ Cutting-edge technology ✔ Top-tier partners ✔ Pioneering leadership 28

FY21 & 2Q22 Financial Highlights 1 Fiscal Year 2021 Second Quarter 2022 Item FY21 FY20 Item 2Q22 2Q21 Revenue $8.2M $5.5M Revenue $2.1M $1.5M Gross Margin 80% 73% Gross Margin 59% 76% GAAP Operating Loss ($34.1M) ($35.1M) GAAP Operating Loss ($25.6M) ($9.7M) 2 Net Loss ($38.2M) ($26.1M) Net Loss ($10.0M) ($10.1M) 3 3 Adjusted EBITDA ($27.5M) ($27.5M) Adjusted EBITDA ($15.1M) ($8.1M) EPS (basic & diluted) ($1.74) ($1.26) EPS (basic & diluted) ($0.09) ($0.46) Cash and Cash Equivalents as of June 30, 2022: $184.0M 1 11 months ended December 31st, ﬁscal year-end was changed from January 31st to December 31st in ﬁscal 2021. 2 YoY net loss delta reﬂects change in FMV of ($1.7M) of warrant liability and approx. ($2.5M) in interest exp. in ﬁscal 2021 and gain on extinguishment of debt in prior ﬁscal year 2020. 3 Adjusted EBITDA is a non-GAAP ﬁnancial measure. Refer to the reconciliation tables at the end of this presentation of Adjusted EBITDA to Net loss, the closest GAAP measure, and Use of Non-GAAP Financial Metrics and Other Key Financial Metrics at the beginning of this presentation for a description. 29

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Rigetti Computing, Inc. Reconciliation of Net Loss to Adjusted EBITDA 11 Months Ended Year Ended (Millions) December 31, January 31, 2021 (ﬁscal year 2021) 2021 (ﬁscal year 2020) Net loss $ (38.2) $ (26.1) Excluding: Depreciation 4.7 4.3 Stock compensation 1.8 2.6 Interest expense (net) 2.5 (0.01) Change in fair value of warrant liabilities 1.7 — Change in fair value of forward contract agreement liabilities 0.2 — Gain on extinguishment of debt — (8.9) * Other non-recurring costs — 0.7 Adjusted EBITDA $ (27.5) $ (27.5) * Other non-recurring non-operating costs related to severance costs in connection with headcount reductions during the 2020 fiscal year as a result of the COVID-19 pandemic, of which $0.3M is reflected as R&D and $0.4M is reflected as G&A in fiscal year 2020 31 31

Rigetti Computing, Inc. Reconciliation of Net Loss to Adjusted EBITDA 3 Months Ended 3 Months Ended (Millions) June 30, June 30, 2022 2021 Net loss $ (10.0) $ (10.1) Excluding: Depreciation 1.6 1.1 Stock compensation 11.0 0.5 Interest expense (net) 1.0 0.4 Change in fair value of derivative warrant liabilities (8.7) — Change in fair value of forward contract agreement liability (2.1) — (8.0) — Change in fair value of earn out liability Merger-related transaction costs* — — Adjusted EBITDA $ (15.1) $ (8.1) * Merger-related transaction costs are comprised of the allocation of certain legal, accounting and other costs related to the assets and liabilities acquired in the business combination. 32 32